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Merrill Lynch Investment Managers

Annual Report

March 31, 2001



CMA Ohio
Municipal Money Fund


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.



CMA Ohio
Municipal Money Fund
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper


TO OUR SHAREHOLDERS:


For the year ended March 31, 2001, CMA Ohio Municipal Money Fund paid shareholders a net annualized yield of 3.49%.* As of March 31, 2001, the Fund's 7-day yield was 3.14%.

Economic Environment
During the six-month period ended March 31, 2001, the state of Ohio began to experience a slowing in economic growth. The somewhat stable manufacturing sector felt the effects of declining automobile and durable goods orders, which forced manufacturers to reduce their production schedules and workforce. With the decline of the stock market, especially in the high-tech sectors of NASDAQ, consumer confidence waned and fell from an extended period of historical highs. The retail sector also declined during the period, as the holiday season was less robust than anticipated. However, the seasonally adjusted unemployment rate remained fairly stable as it continued to mirror the national average. Job growth in the construction industry contributed to low unemployment, which continued to provide positive growth in the state.

Despite slowing economic growth, the state of Ohio continued to report positive revenue streams through the six-month period ended March 31, 2001. Total revenues for the first nine months of fiscal year 2001 amounted to $14.2 billion or 3.3% above the comparable nine-month period last year. These positive revenue streams allowed the state to avoid borrowing in the short-term municipal market to finance daily operations. The various Ohio municipalities also began to experience the effects of a slowing economy as municipal issuance increased slightly to $923 million for the period.


*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


Investment Strategy
For the six-month period ended March 31, 2001, we followed a neutral investment strategy. During the first three months of the period, economic statistics were beginning to indicate that the economy might be slowing, while the NASDAQ continued to decline. Investors also began to anticipate that a reduction in short-term interest rates might be necessary in the first quarter of 2001. At the same time, we were selectively purchasing attractively priced local municipal notes and locking in higher yields, while reducing the Fund's exposure to volatile variable rate demand notes (VRDN) securities. This strategy allowed us to maintain the Fund's average life in the 65-day - 70-day range through the end of December.

Despite reducing the Fund's ability to take advantage of the anticipated rise in VRDN yields at year-end, the Fund was well-positioned to maintain a more stable yield and able to perform better in the first quarter of 2001. As January began, a combination of anticipated seasonal factors and a surprise 50 basis point (0.50%) reduction in the Federal Funds rate by the Federal Reserve Board on January 3, 2001 allowed yields on VRDN securities to decline more than anticipated. In addition, local municipal note yields also declined from the 4.25% - 4.35% range in December to the 3.0% - 3.1% range in January 2001. As yields on local municipal notes declined, we reduced new local municipal note purchases except for diversification reasons. This change in strategy was necessary as the local note market became too expensive relative to its taxable counterparts. Despite the Federal Reserve Board's reduction of the Federal Funds rate another 100 basis points at the next two Federal Open Market Committee meetings, local short-term municipal note yields increased and ended the period in the 3.25% - 3.35% range. We allowed the average life of the Fund to decline and closed the period in the 55-day range.

Going forward, we plan to prepare for the coming tax season by increasing the Fund's percentage of VRDN securities, which will be used to meet traditional tax-related redemptions. We will continue to monitor the economic situation as well as any further actions by the Federal Reserve Board to stimulate the economy and its effect on the short-term municipal market. We will also look for periods of market weakness to replenish maturing municipal notes, while seeking to maintain the Fund's average life in the 55-day - 65-day range. Finally, we expect to closely monitor credit quality, while attempting to maintain an attractive tax-exempt yield for shareholders.

In Conclusion
We thank you for your support of CMA Ohio Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Kevin A. Schiatta)
Kevin A. Schiatta
Vice President and Portfolio Manager



April 26, 2001




CMA OHIO MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001                                                           (IN THOUSANDS)
                      Face
State                Amount                            Issue                                                   Value
Ohio--100.9%        $ 7,595   ABN Amro Munitops Certificates Trust Revenue Bonds, Southwestern City
                              School District, Ohio, VRDN, Series 2001-7, 3.53% due 12/01/2007 (a)(b)         $    7,595
                      8,000   Allen County, Ohio, GO, BAN, 4.65% due 9/12/2001                                     8,009
                        340   Allen County, Ohio, IDR (Nickles Bakery Project), VRDN, AMT, 4.75% due
                              1/02/2003 (a)                                                                          340
                      2,875   Anthony Wayne, Ohio, Local School District, BAN, 4.77% due 12/06/2001                2,881
                      1,100   Archbold, Ohio, Area Local School District, GO, BAN, 5.25% due 5/14/2001             1,101
                        886   Archbold, Ohio, GO, BAN, 5.60% due 6/21/2001                                           887
                      2,700   Ashtabula County, Ohio, Hospital Facilities Revenue Bonds (Ashtabula County
                              Medical Center Project), VRDN, 3.55% due 12/01/2007 (a)                              2,700
                      1,155   Ashtabula County, Ohio, IDR (Neff-Perkins County Project), VRDN, AMT, 3.80%
                              due 6/01/2005 (a)                                                                    1,155
                      2,000   Bay Village, Ohio, City School District, BAN, 3.75% due 6/01/2001                    2,002
                      2,900   Bexley, Ohio, City School District, GO, BAN, 4.75% due 5/15/2001                     2,902
                         75   Brooklyn Heights, Ohio, IDR (ATC Nymold Inc.), VRDN, AMT, 3.80% due
                              2/01/2002 (a)                                                                           75
                     11,000   Butler County, Ohio, EDR (Great Miami Valley YMCA Project), VRDN, 3.55% due
                              9/01/2020 (a)                                                                       11,000
                      8,000   Cincinnati, Ohio, City School District, GO, BAN, 4.78% due 9/13/2001                 8,013
                        800   Clermont County, Ohio, IDR (Southern Ohio Fabricator), VRDN, AMT, Series A,
                              3.70% due 9/01/2005 (a)                                                                800
                              Clinton County, Ohio, Hospital Revenue Bonds (Ohio Hospital Capital Asset Inc.
                              Pooled Loan), VRDN (a):
                      8,000     3.65% due 6/01/2028                                                                8,000
                      6,670     3.65% due 7/01/2029                                                                6,670
                     11,064   Clipper Tax-Exempt, Ohio, HFA, Residential, VRDN, AMT, Series 2000-4,
                              3.78% due 12/23/2003 (a)                                                            11,064
                      2,500   Coshocton, Ohio, Water System Improvement Notes, GO, 3.78% due 2/28/2002             2,508
                      4,850   Cuyahoga County, Ohio, Civic Facility Revenue Bonds (Fairfax Development
                              Corporation), VRDN, 3.60% due 6/01/2022 (a)                                          4,850
                      4,420   Cuyahoga County, Ohio, Health Care Facilities Revenue Bonds (Catholic
                              Charities Facilities), VRDN, 3.65% due 7/01/2012 (a)                                 4,420
                      5,000   Cuyahoga County, Ohio, Hospital Facilities Revenue Bonds (Sisters of Charity
                              Health System), VRDN, 3.55% due 11/01/2030 (a)                                       5,000
                     11,800   Cuyahoga County, Ohio, Hospital Revenue Bonds (The Cleveland Clinic), VRDN,
                              Series D, 3.65% due 1/01/2026 (a)                                                   11,800
                              Cuyahoga County, Ohio, IDR, Refunding, VRDN (a):
                        925     (Curtiss Wright Project), 3.60% due 12/01/2008                                       925
                      2,725     (Parma Care Center Inc. Project), AMT, 3.60% due 12/01/2011                        2,725
                              Cuyahoga County, Ohio, IDR, VRDN (a):
                        640     (Athens Pastries Inc. Project), AMT, 3.75% due 6/03/2009                             640
                      4,745     (Cleveland Eexcel Ltd.), AMT, 3.80% due 3/01/2019                                  4,745
                        410     (Erieview Metal Treating Project), 3.75% due 5/05/2010                               410
                      2,000   Cuyahoga Falls, Ohio, GO, BAN, 4.875% due 9/05/2001                                  2,003
                      2,150   Dayton, Ohio, GO, BAN, Series B, 4.75% due 8/30/2001                                 2,153


Portfolio Abbreviations for CMA Ohio Municipal Money Fund

AMT    Alternative Minimum Tax (subject to)
BAN    Bond Anticipation Notes
CP     Commercial Paper
EDR    Economic Development Revenue Bonds
GO     General Obligation Bonds
HFA    Housing Finance Agency
IDR    Industrial Development Revenue Bonds
M/F    Multi-Family
VRDN   Variable Rate Demand Notes



CMA OHIO MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001 (CONTINUED)                                               (IN THOUSANDS)
                      Face
State                Amount                            Issue                                                   Value
Ohio                $ 4,305   Delaware, Ohio, GO, BAN, 4.75% due 8/30/2001                                    $    4,310
(continued)           3,500   Delhi Township, Ohio, GO, BAN, 3.73% due 10/01/2001                                  3,507
                              Eagle Tax-Exempt Trust, VRDN (a):
                      4,000     Cleveland, Ohio Water District Series 98, Class 3501, 3.55% due 1/01/2021          4,000
                     15,000     Ohio Water Authority Revenue Bonds (Ohio Edison), Series 95, Class 3501,
                                3.55% due 7/01/2015                                                               15,000
                      5,800     Ohio Water Authority Revenue Bonds (Ohio Edison), Series 95, Class 3502,
                                3.55% due 7/01/2015                                                                5,800
                      2,750   Franklin and Pickway County, Ohio, Southwestern City School District, BAN,
                              Series A, 4.875% due 9/06/2001                                                       2,755
                      5,215   Franklin County, Ohio, Hospital Revenue Refunding and Improvement Bonds
                              (U.S. Health Corporation), VRDN, Series A, 3.40% due 12/01/2021 (a)                  5,215
                      1,115   Franklin County, Ohio, IDR (GSW Building Association LP), 4.75% due 5/01/2001        1,115
                      2,500   Franklin County, Ohio, IDR, Refunding (Heekin Can Inc. Project), VRDN, 3.55%
                              due 5/01/2007 (a)                                                                    2,500
                      2,100   Fulton County, Ohio, IDR (Gilders Business Holdings Project), VRDN, AMT, 3.75%
                              due 4/01/2007 (a)                                                                    2,100
                      2,175   Geauga County, Ohio, GO, BAN, 4.70% due 12/13/2001                                   2,179
                      2,500   Grandville, Ohio, Exempt Village School District, GO, BAN, 4.87% due 7/17/2001       2,504
                        850   Greene County, Ohio, IDR (FC Limited/AFC Stamping), VRDN, AMT, 3.75% due
                              9/01/2016 (a)                                                                          850
                      1,600   Greenfield, Ohio, GO, BAN, 3.70% due 1/31/2002                                       1,602
                        346   Hamilton County, Ohio, EDR (Cincinnati Performing Arts), VRDN, 3.55% due
                              6/15/2005 (a)                                                                          346
                      2,865   Hamilton County, Ohio, M/F Housing Revenue Bonds (Pleasant Run Apartments
                              Project), VRDN, AMT, 3.65% due 11/01/2028 (a)                                        2,865
                      1,425   Hancock County, Ohio, IDR (Koehler Brothers Inc. Project), VRDN, AMT, 3.75%
                              due 6/01/2014 (a)                                                                    1,425
                      1,035   Henry County, Ohio, GO, BAN, 4.35% due 3/28/2002                                     1,044
                        975   Huber Heights, Ohio, IDR (Lasermike Inc. Project), VRDN, 3.75% due
                              12/01/2014 (a)                                                                         975
                      4,000   Independence, Ohio, GO, Refunding, BAN, 4.69% due 5/09/2001                          4,001
                      2,000   Indian Hill, Ohio, Exempt Village School District, Hamilton County, GO, BAN,
                              4.42% due 6/28/2001                                                                  2,004
                      1,750   Lakewood, Ohio, GO, BAN, 5% due 5/30/2001                                            1,752
                      2,225   Lakota, Ohio, Local School District, GO, BAN, 3.67% due 7/18/2001                    2,229
                      3,250   Lebanon, Ohio, GO, Refunding, BAN, 4.71% due 11/01/2001                              3,255
                              Lorain County, Ohio, IDR, VRDN (a):
                      2,150     (Cutting Dynamics Project), AMT, 3.75% due 11/01/2021                              2,150
                      2,560     (DGR Investment Ltd.), 3.75% due 12/01/2012                                        2,560
                              Lucas County, Ohio, EDR, VRDN, AMT (a):
                      1,100     (Cross County Inns--Maumee Project), 4.65% due 12/01/2006                          1,100
                      2,330     (Hammill Manufacturing Company Project), 3.60% due 5/01/2010                       2,330
                      3,715   Lucas County, Ohio, GO, BAN, 4.56% due 4/12/2001                                     3,715
                              Lucas County, Ohio, Hospital Revenue Bonds, VRDN (a):
                        150     (Sunshine Children's Home Project), 3.60% due 12/01/2007                             150
                      1,800     (Sunshine Inc.--Northwest Ohio Project), 3.60% due 6/02/2014                       1,800
                      3,015   Lucas County, Ohio, IDR (Reichert Stamping Company Project), VRDN, AMT,
                              3.75% due 7/15/2006 (a)                                                              3,015
                      2,124   Mapleton, Ohio, Local School District, GO, BAN, 4.91% due 7/18/2001                  2,128
                      1,775   Marion County, Ohio, IDR (Mid Ohio Packaging Company Project), VRDN, AMT,
                              3.80% due 11/01/2015 (a)                                                             1,775
                      1,600   Marysville, Ohio, Exempt Village School District, GO, Refunding, BAN, 5.31% due
                              5/31/2001                                                                            1,601



CMA OHIO MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001 (CONTINUED)                                               (IN THOUSANDS)
                      Face
State                Amount                            Issue                                                   Value
Ohio                $ 4,900   Mason, Ohio, City School District, GO, BAN, Series A, 4.80% due 8/30/2001       $    4,909
(continued)           8,000   Mason, Ohio, EDR (Cedar Village Project), VRDN, 3.51% due 12/01/2017 (a)             8,000
                      1,510   Mason, Ohio, IDR (O D M Properties LLC Project), VRDN, AMT, 3.75% due
                              11/01/2018 (a)                                                                       1,510
                      3,355   Miami County, Ohio, GO, Refunding, BAN, 4.875% due 7/11/2001                         3,357
                      1,925   Montgomery County, Ohio, Health Care Facilities Revenue Bonds (South
                              Community Inc. Project), VRDN, 3.60% due 9/01/2014 (a)                               1,925
                      2,050   Montgomery County, Ohio, IDR (Citywide Development Corporation Project),
                              VRDN, AMT, 3.80% due 12/01/2013 (a)                                                  2,050
                              Montgomery County, Ohio, Revenue Bonds (Miami Valley), CP, Series 1998-B:
                      6,000     3.40% due 4/02/2001                                                                6,000
                      4,950     3.50% due 4/02/2001                                                                4,950
                     11,000   Municipal Securities Trust Certificates Revenue Refunding Bonds (Ohio State
                              Turnpike Commission), VRDN, Series 2000-104, Class A, 3.65% due
                              11/14/2017 (a)(c)                                                                   11,000
                              North Baltimore, Ohio, Local School District, GO, BAN:
                      1,500     5.10% due 4/12/2001                                                                1,500
                      1,730     4% due 4/11/2002                                                                   1,740
                        570   North Baltimore, Ohio, Local School District, GO, Refunding, BAN, 5.25% due
                              4/12/2001                                                                              570
                      2,400   North Fork, Ohio, Local School District, GO, BAN, 4.20% due 7/30/2001                2,408
                      1,500   Northeastern, Ohio, Local School District, GO, Refunding, BAN, 5.18% due
                              6/26/2001                                                                            1,501
                      3,633   Northwestern, Ohio, Local School District, GO, BAN, 3.95% due 10/17/2001             3,646
                        965   Obetz, Ohio, IDR (HFI Inc. Project), VRDN, AMT, 3.80% due 10/01/2003 (a)               965
                      8,045   Ohio State Air Quality Development Authority, Environmental Improvement
                              Revenue Refunding Bonds (USX Corporation Project), 3.25% due 6/07/2001               8,045
                      9,000   Ohio State Environmental Improvement Revenue Bonds, Ohio Water
                              Development (Mead Corporation Project), VRDN, AMT, 3.70% due
                              3/01/2023 (a)                                                                        9,000
                      2,475   Ohio State Higher Educational Facilities Commission Revenue Bonds (Mount
                              Vernon Nazareth), VRDN, 3.60% due 9/01/2009 (a)                                      2,475
                      3,850   Ohio State Higher Educational Facilities Commission, Revenue Refunding Bonds
                              (Pooled Financing), VRDN, 3.65% due 12/01/2016 (a)                                   3,850
                      3,325   Ohio State, IDR, Refunding (General Motors Corporation Project), VRDN, 3.45%
                              due 9/01/2001 (a)                                                                    3,325
                      2,700   Ohio State, IDR (University Forest Products Project), VRDN, AMT, 3.70% due
                              10/01/2020 (a)                                                                       2,700
                              Ohio State Solid Waste Revenue Bonds (BP Exploration and Oil Inc. Project),
                              VRDN, AMT (a):
                      5,000     Series 90, 3.55% due 8/01/2034                                                     5,000
                     15,200     Series 98, 3.55% due 2/01/2033                                                    15,200
                      8,000     Series 99, 3.55% due 8/01/2034                                                     8,000
                      9,445   Ohio State Water Development Authority, Pollution Control Facilities Revenue
                              Bonds (Ohio Edison Company Project), VRDN, AMT, Series B, 3.55% due
                              9/01/2018 (a)                                                                        9,445
                      3,000   Ohio State Water Development Authority, Solid Waste Disposal Revenue Bonds
                              (American Steel & Wire Corporation), VRDN, AMT, 3.70% due 9/01/2025 (a)              3,000
                      1,250   Ohio University General Receipts, BAN, 3.68% due 3/28/2002                           1,254
                      3,300   Ontario, Ohio, GO, BAN, 4.60% due 10/26/2001                                         3,303
                      1,575   Ottawa County, Ohio, GO, BAN, 4.70% due 12/05/2001                                   1,578
                      2,162   Ottoville, Ohio, Local School District, GO, BAN, 4.125% due 3/19/2002                2,177
                      5,160   Paulding County, Ohio, Solid Waste Disposal Revenue Bonds (Lafarge
                              Corporation Project), VRDN, AMT, 3.45% due 8/01/2026 (a)                             5,160



CMA OHIO MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001 (CONTINUED)                                               (IN THOUSANDS)
                      Face
State                Amount                            Issue                                                   Value
Ohio                          Perrysburg, Ohio, GO, BAN:
(continued)         $ 2,400     4.93% due 8/16/2001                                                           $    2,405
                      1,475     5.05% due 8/16/2001                                                                1,478
                      2,454   Perrysburg, Ohio, GO, Refunding, BAN, 4.90% due 11/15/2001                           2,461
                              Portage County, Ohio, Industrial Revenue Bonds, VRDN (a):
                      8,750     (Commercial Turf Products Ltd. Project), AMT, 3.70% due 5/01/2022                  8,750
                      1,145     (John E. Susong Project), Series B, 3.75% due 5/02/2016                            1,145
                      1,265     (NCSP L.P. Project), AMT, 3.80% due 7/01/2014                                      1,265
                              Portage County, Ohio, Industrial Revenue Refunding Bonds, VRDN (a):
                      1,760     (John E. Susong Project), Series A, 3.75% due 5/02/2011                            1,760
                      2,200     (PM Properties One Ltd.), AMT, 3.80% due 11/01/2012                                2,200
                        800   Rickenbacker, Ohio, Port Authority, IDR, Refunding (Rickenbacker Holdings,
                              Inc.), VRDN, 3.65% due 12/01/2010 (a)                                                  800
                      4,825   River Valley, Ohio, Local School District, GO, BAN, 4.16% due 7/25/2001              4,834
                      1,984   Riverdale, Ohio, Local School District, GO, BAN, 4.94% due 6/07/2001                 1,986
                      1,155   Ross County, Ohio, Hospital Revenue Bonds (Medical Center Hospital Project),
                              VRDN, 3.50% due 12/01/2020 (a)                                                       1,155
                      2,198   Rossford, Ohio, GO, BAN, 5.20% due 10/18/2001                                        2,207
                      1,985   Rossford, Ohio, GO, Refunding, BAN, 5.20% due 10/18/2001                             1,992
                              Sandusky County, Ohio, IDR, VRDN, AMT (a):
                      1,300     (Brighton Manor Co. Project), 3.80% due 12/01/2016                                 1,300
                        840     (Crown Battery Manufacturing Company), 3.75% due 8/06/2003                           840
                      2,465     (Louis G. Freeman Company Project), 3.75% due 7/01/2017                            2,465
                      2,810     (Magnesium Refining Technologies Inc. Project), Series A, 3.75% due
                                9/01/2007                                                                          2,810
                      1,795   Seneca County, Ohio, Health Care Facilities Revenue Bonds (Good Shepherd
                              Home Project), VRDN, 3.60% due 10/01/2017 (a)                                        1,795
                              Sheffield, Ohio, GO, BAN:
                      4,925     4.75% due 4/04/2001                                                                4,925
                      3,125     3.60% due 1/29/2002                                                                3,133
                      2,500   Sidney, Ohio, City School District, GO, BAN, 4.79% due 8/07/2001                     2,503
                        165   Solon, Ohio, IDR (Tameran Project), VRDN, AMT, 3.75% due 11/01/2004 (a)                165
                      1,300   Springboro, Ohio, GO, BAN, 4.85% due 5/31/2001                                       1,301
                      3,650   Springdale, Ohio, BAN, Refunding, 4.61% due 9/21/2001                                3,654
                              Stark County, Ohio, IDR, VRDN, AMT (a):
                      1,160     (Superior Dairy Inc. Project), 3.80% due 5/01/2003                                 1,160
                      1,110     (Wilkof-Morris Project), 3.75% due 1/01/2010                                       1,110
                      4,950   Streetsboro, Ohio, City School District, GO, BAN, 4.75% due 4/27/2001                4,951
                      1,655   Strongsville, Ohio, IDR (E&E Properties/Dupli Systems Project), VRDN, AMT,
                              3.75% due 2/01/2010 (a)                                                              1,655
                              Summit County, Ohio, IDR, VRDN, AMT (a):
                      1,070     (Ace Precision Industries Inc. Project), 3.75% due 7/01/2014                       1,070
                      1,117     (Austin Printing Company Inc. Project), 3.75% due 8/01/2006                        1,117
                        200     (Forest Manufacturing Project), 3.70% due 11/01/2001                                 200
                        280     (Hardcoating Project), 3.75% due 7/01/2002                                           280
                        700     (Steffen Bookbinders Project), 3.75% due 11/01/2004                                  700
                        150     (Struktol Project), Series A, 3.80% due 6/01/2002                                    150
                      1,235     (Texler Inc. Project), 4.85% due 5/01/2001                                         1,235
                      1,145     (Waldonia Investment Project), 3.75% due 7/01/2018                                 1,145
                      5,500   Trumbull County, Ohio, GO, Refunding, BAN, Series 2, 4.95% due 4/11/2001             5,501
                      2,000   Trumbull County, Ohio, Health Care Facilities Revenue Bonds (Shepherd of the
                              Valley), VRDN, 3.60% due 8/01/2026 (a)                                               2,000



CMA OHIO MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 2001 (CONCLUDED)                                               (IN THOUSANDS)
                      Face
State                Amount                            Issue                                                   Value
Ohio                $ 3,215   Trumbull County, Ohio, IDR (ATD Corporation Project), VRDN, AMT, 3.75% due
(concluded)                   8/01/2010 (a)                                                                   $    3,215
                      1,800   Union County, Ohio, IDR (Union Aggregates Company Project), VRDN, AMT,
                              3.70% due 11/01/2006 (a)                                                             1,800
                      3,805   Union Township, Ohio, GO, BAN, 5.24% due 6/20/2001                                   3,809
                      2,253   Upper Scioto Valley, Ohio, Local School District, GO, BAN, 5.47% due
                              6/07/2001                                                                            2,257
                        970   Valley View, Ohio, IDR (Porter Development Project), VRDN, AMT, 3.75% due
                              5/01/2016 (a)                                                                          970
                      1,295   Valley View, Ohio, IDR, Refunding and Improvement Bonds (Sweet Valley Dillon),
                              VRDN, 3.75% due 4/01/2011 (a)                                                        1,295
                      4,100   Wauseon, Ohio, GO, BAN, 4.98% due 11/29/2001                                         4,114
                        550   Wauseon, Ohio, GO, Refunding, BAN, 5.25% due 5/17/2001                                 550
                      2,000   Westerville, Ohio, City School District, GO, BAN, 4.75% due 6/19/2001                2,002
                      1,865   Willoughby, Ohio, IDR (Malish Brush and Specialty), VRDN, AMT, 3.80% due
                              6/01/2009 (a)                                                                        1,865
                      2,650   Wood County, Ohio, EDR (Great Lakes Window Project), AMT, 5.10% due
                              6/01/2001                                                                            2,650
                        625   Wood County, Ohio, IDR (Centaur Tool and Die Inc. Project), VRDN, AMT, 3.75%
                              due 8/01/2010 (a)                                                                      625
                      1,600   Wood County, Ohio, Lake Local School District, BAN, 3.94% due 8/09/2001              1,603
                      1,175   Wooster, Ohio, IDR (Litco International Inc. Project), VRDN, AMT, 3.75% due
                              5/01/2010 (a)                                                                        1,175
                      2,500   Yellow Springs, Ohio, Exempt Village School District, GO, BAN, 4.81% due
                              9/20/2001                                                                            2,506
                      1,645   Zanesville-Muskingum County, Ohio, Port Authority, IDR (B.E. Products Inc.
                              Project), VRDN, AMT, 3.80% due 9/01/2004 (a)                                         1,645

                              Total Investments (Cost--$466,257*)--100.9%                                        466,257

                              Liabilities in Excess of Other Assets--(0.9%)                                      (4,316)
                                                                                                              ----------
                              Net Assets--100.0%                                                              $  461,941
                                                                                                              ==========

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 2001.
(b)AMBAC Insured.
(c)FGIC Insured.
*Cost for Federal income tax purposes.

See Notes to Financial Statements.


CMA OHIO MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 2001
Assets:
Investments, at value (identified cost--$466,257,343)                                                    $   466,257,343
Cash                                                                                                             134,211
Interest receivable                                                                                            4,488,744
Prepaid registration fees and other assets                                                                        22,509
                                                                                                         ---------------
Total assets                                                                                                 470,902,807
                                                                                                         ---------------
Liabilities:
Payables:
 Securities purchased                                                                  $    8,518,033
 Investment adviser                                                                           173,004
 Distributor                                                                                  141,865
 Beneficial interest redeemed                                                                   1,659
 Dividends to shareholders                                                                         24          8,834,585
                                                                                      ---------------
Accrued expenses and other liabilities                                                                           127,309
                                                                                                         ---------------
Total liabilities                                                                                              8,961,894
                                                                                                         ---------------
Net Assets                                                                                               $   461,940,913
                                                                                                         ===============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized                                                                                               $    46,194,343
Paid-in capital in excess of par                                                                             415,749,091
Accumulated realized capital losses--net                                                                         (2,521)
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 461,943,434 shares of
beneficial interest outstanding                                                                          $   461,940,913
                                                                                                         ===============

See Notes to Financial Statements.


CMA OHIO MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 2001
Investment Income:
Interest and amortization of premium earned                                                              $    17,428,799

Expenses:
Investment advisory fees                                                              $     2,102,947
Distribution fees                                                                             525,053
Accounting services                                                                           118,419
Transfer agent fees                                                                            58,269
Professional fees                                                                              50,027
Custodian fees                                                                                 33,102
Registration fees                                                                              24,957
Printing and shareholder reports                                                               22,300
Pricing fees                                                                                   14,842
Trustees' fees and expenses                                                                     2,448
Other                                                                                           9,122
                                                                                      ---------------
Total expenses                                                                                                 2,961,486
                                                                                                         ---------------
Investment income--net                                                                                        14,467,313
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                     $    14,467,313
                                                                                                         ===============

See Notes to Financial Statements.


CMA OHIO MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                               For the Year Ended
                                                                                                   March 31,
                                                                                             2001               2000
Increase (Decrease) in Net Assets:
Operations:
Investment income--net                                                                $    14,467,313    $    11,922,305
Realized gain on investments--net                                                                  --             29,034
                                                                                      ---------------    ---------------
Net increase in net assets resulting from operations                                       14,467,313         11,951,339
                                                                                      ---------------    ---------------
Dividends to Shareholders:
Dividends to shareholders from investment income--net                                    (14,467,313)       (11,922,305)
                                                                                      ---------------    ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares                                                        1,564,992,532      1,800,279,862
Value of shares issued to shareholders in reinvestment of dividends                        14,467,430         11,921,995
                                                                                      ---------------    ---------------
                                                                                        1,579,459,962      1,812,201,857
Cost of shares redeemed                                                               (1,549,991,876)    (1,782,127,603)
                                                                                      ---------------    ---------------
Net increase in net assets derived from beneficial interest transactions                   29,468,086         30,074,254
                                                                                      ---------------    ---------------
Net Assets:
Total increase in net assets                                                               29,468,086         30,103,288
Beginning of year                                                                         432,472,827        402,369,539
                                                                                      ---------------    ---------------
End of year                                                                           $   461,940,913    $   432,472,827
                                                                                      ===============    ===============

See Notes to Financial Statements.



CMA OHIO MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.                   For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                      2001         2000          1999         1998        1997
Per Share Operating Performance:
Net asset value, beginning of year                         $    1.00    $    1.00   $    1.00     $    1.00    $    1.00
                                                          ----------   ----------  ----------    ----------   ----------
Investment income--net                                           .03          .03         .03           .03          .03
Realized gain on investments--net                                 --         --++          --            --           --
                                                          ----------   ----------  ----------    ----------   ----------
Total from investment operations                                 .03          .03         .03           .03          .03
                                                          ----------   ----------  ----------    ----------   ----------
Less dividends from investment income--net                     (.03)        (.03)       (.03)         (.03)        (.03)
                                                          ----------   ----------  ----------    ----------   ----------
Net asset value, end of year                               $    1.00    $    1.00   $    1.00     $    1.00    $    1.00
                                                          ==========   ==========  ==========    ==========   ==========
Total Investment Return                                        3.49%        2.89%       2.85%         3.15%        3.00%
                                                          ==========   ==========  ==========    ==========   ==========
Ratios to Average Net Assets:
Expenses                                                        .70%         .69%        .71%          .70%         .71%
                                                          ==========   ==========  ==========    ==========   ==========
Investment income--net                                         3.43%        2.85%       2.80%         3.09%        2.94%
                                                          ==========   ==========  ==========    ==========   ==========
Supplemental Data:
Net assets, end of year (in thousands)                    $  461,941   $  432,473  $  402,370   $   394,715   $  327,173
                                                          ==========   ==========  ==========    ==========   ==========

++Amount is less than $.01 per share.

See Notes to Financial Statements.


CMA OHIO MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
CMA Ohio Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the demand notice payment period. In the case of a floating rate instrument, the remaining maturity is the next coupon date on which the interest rate is to be adjusted.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.


CMA OHIO MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by FAM through December 31, 2000. Up to this date, the Fund reimbursed FAM $84,575 for these services. As of January 1, 2001, accounting services are provided to the Fund by State Street Bank and Trust Company ("State Street") pursuant to an agreement between State Street and the Fund. The Fund will pay the cost of these services. In addition, the Fund will reimburse FAM for the cost of certain additional accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the years corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.


4. Capital Loss Carryforward:
At March 31, 2001, the Fund had a net capital loss carryforward of approximately $2,500, of which $2,200 expires in 2002 and $300 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.



CMA Ohio Municipal Money Fund
Independent Auditors' Report

The Board of Trustees and Shareholders,
CMA Ohio Municipal Money Fund of
CMA Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Ohio Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Ohio Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Princeton, New Jersey
May 2, 2001



CMA OHIO MUNICIPAL MONEY FUND
IMPORTANT TAX INFORMATION (UNAUDITED)


All of the net investment income distributions paid daily by CMA
Ohio Municipal Money Fund of CMAMulti-State Municipal Series Trust during its taxable year ended March 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



CMA OHIO MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES


Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Edward D. Zinbarg--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and
   Treasurer
Phillip S. Gillespie--Secretary

Arthur Zeikel, Trustee of CMA Ohio Municipal Money Fund, has recently retired. The Fund's Board of Trustees wishes Mr. Zeikel well in his retirement.

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*


*For inquiries regarding your CMA account, call (800) CMA-INFO [(800) 262-4636].